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                        VAN KAMPEN LIFE INVESTMENT TRUST
                    SUPPLEMENT DATED NOVEMBER 2, 2001 TO THE
            STATEMENT OF ADDITIONAL INFORMATION DATED APRIL 18, 2001

     The Statement of Additional Information is hereby supplemented as follows:

     The following section is added after the fourth paragraph under the heading "INVESTMENT OBJECTIVES, POLICIES AND RISKS-FORWARD COMMITMENTS":

EQUITY-LINKED SECURITIES

     Some or all of the Portfolios may invest in equity-linked securities. Equity-linked securities are instruments whose value is based upon the value of one or more underlying equity securities, a reference rate or an index. Equity-linked securities come in many forms and may include features, among others, such as the following: (i) may be issued by the issuer of the underlying equity security or by a company other than the one to which the instrument is linked (usually an investment bank), (ii) may convert into equity securities, such as common stock, within a stated period from the issue date or may be redeemed for cash or some combination of cash and the linked security at a value based upon the value of the underlying equity security within a stated period from the issue date, (iii) may have various conversion features prior to maturity at the option of the holder or the issuer or both, (iv) may limit the appreciation value with caps or collars of the value of the underlying equity security and (v) may have fixed, variable or no interest payments during the life of the security which reflect the actual or a structured return relative to the underlying dividends of the linked equity security. Investments in equity-linked securities may subject a Portfolio to additional risks not ordinarily associated with investments in other equity securities. Because equity-linked securities are sometimes issued by a third party other than the issuer of the linked security, a Portfolio is subject to risks if the underlying stock underperforms or if the issuer defaults on the payment of the dividend or the common stock at maturity. In addition, the trading market for particular equity-linked securities may be less liquid or illiquid, making it difficult for the a Portfolio to dispose of a particular security when necessary and reduced liquidity in the secondary market for any such securities may make it more difficult to obtain market quotations for valuing a Portfolio's investment portfolio.

                  RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
                                                               LIT SPT SAI 11/01